United States
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)    April 17, 2002
                                                  ------------------

Commission file number     1-11983
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                           FPIC Insurance Group, Inc.
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             (Exact name of registrant as specified in its charter)


         Florida                                      59-3359111
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(State or other jurisdiction of            (IRS Employer Identification No.)
 incorporation or organization)



   225 Water Street, Suite 1400, Jacksonville, Florida              32202
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        (Address of principal executive offices)                  (Zip Code)


                                 (904) 354-2482
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              (Registrant's telephone number, including area code)







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Item 7.  Financial Statements and Exhibits.
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(c)      Exhibits
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         Exhibit Number    Description of Exhibits
         --------------    -----------------------

         99                FPIC Insurance Group, Inc. Press Release dated
                           April 17, 2002

Item 9.  Regulation FD Disclosure.
---------------------------------
FPIC Insurance Group, Inc. ("FPIC" or the "Company") has received notification from A. M. Best Company ("Best") that Best affirmed its A- (Excellent) group rating. The rating applies to FPIC's four insurance subsidiaries, First Professionals Insurance Company, Inc., Anesthesiologists Professional Assurance Company, Intermed Insurance Company and Interlex Insurance Company. Additional information regarding Best's affirmation of the Company's Best rating can be found in Exhibit 99.

Best specifically referred to the group's historical profitability, and its diversification, sound overall financial condition and leadership positions in principal markets as positive factors in its rating rationale. Best also commented favorably on the stabilization and recent enhancements to the group's current senior management team and essential reporting process. The rating rationale also makes reference to certain offsetting factors, including the group's own recent adverse loss development and rising medical professional liability loss costs, in general, and other uncertainties in the healthcare industry; and accordingly, the affirmation is accompanied with a negative outlook. Details concerning Best's rating rationale with respect to the group can be obtained directly from its website at www.AMBest.com, by writing Best at
A. M. Best Company, Ambest Road, Oldwick, New Jersey 08858, or by calling Best at (908) 439-2200.

Safe Harbor Disclosure for Forward-Looking Statements.
-----------------------------------------------------
The Private Securities Litigation Reform Act of 1995 provides a "safe harbor" for forward-looking statements. Any written or oral statements made by or on behalf of the Company may include forward-looking statements, which reflect the Company's current views with respect to future events and financial performance. These forward-looking statements are subject to certain uncertainties and other factors that could cause actual results to differ materially from such statements. These uncertainties and other factors (which are described in more detail in documents filed by the Company with the Securities and Exchange Commission) include, but are not limited to, (i) uncertainties relating to government and regulatory policies (such as subjecting the Company to insurance regulation or taxation in additional jurisdictions or amending, revoking or enacting any laws, regulations or treaties affecting the Company's current operations), (ii) the occurrence of insured or reinsured events with a frequency or severity exceeding the Company's estimates, (iii) legal developments, (iv) the uncertainties of the loss reserving process, (v) the actual amount of new and renewal business and market acceptance of expansion plans, (vi) the loss of the services of any of the Company's executive officers, (vii) changing rates of inflation and other economic conditions, (viii) the ability to collect reinsurance recoverables, (ix) the competitive environment in which the Company operates, related trends and associated pricing pressures and developments, (x) the impact



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of mergers and acquisitions, including the ability to successfully integrate acquired businesses and achieve cost savings, competing demands for the Company's capital and the risk of undisclosed liabilities, (xi) developments in global financial markets that could affect the Company's investment portfolio and financing plans, (xii) risk factors associated with financing and refinancing, including the willingness of credit institutions to provide financing and the availability of credit generally, (xiii) developments in reinsurance markets that could affect the Company's reinsurance program; and
(xiv) changes in the Company's financial ratings resulting from one or more of these uncertainties and other factors.

The words "believe," "anticipate," "foresee," "estimate," "project," "plan," "expect," "intend," "hope," "will likely result" or "will continue" and variations thereof or similar expressions identify forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of their dates. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

                                    SIGNATURE

         Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       FPIC INSURANCE GROUP, INC.



Date:    April 17, 2002                By: /s/ John R. Byers
                                          --------------------------------
                                            John R. Byers
                                            President and Chief Executive
                                            Officer








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




                                  EXHIBIT INDEX



            Exhibit Number
            --------------


                 99 FPIC Insurance Group, Inc. Press Release dated April 17, 2002





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